Exhibit 99.2 Investor Presentation December 2024

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is for informational purposes only. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between VenHub Global, Inc. a Delaware corporation f/k/a Autonomous Solutions, Inc., a Wyoming corporation (“VenHub,” or the “Company”), Target Global Acquisition I Corp (“TGAA”) and to be formed wholly-owned Delaware merger subsidiaries of TGAA (the “Proposed Business Combination”), and the related transactions, including a potential investment in the Company (the “Proposed Capital Investment” and, together with the Proposed Business Combination, the “Proposed Transactions”), and for no other purpose. The proposed terms of the Proposed Transactions reflected in the Presentation are indicative, non-binding, and proposed by the Company and TGAA. Any and all terms remain subject to further discussion, negotiation, and change. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any securities commission of any other U.S. or non-U.S. jurisdiction has approved or disapproved of the securities or of the Proposed Business Combination contemplated hereby or determined that this Presentation is truthful or complete. Any representation to the contrary is a criminal offense. Any offering of securities in the Proposed Capital Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and “Institutional Accounts” as defined in FINRA Rule 4512(c). Accordingly, the securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the securities acquired in the Proposed Capital Investment may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. The Company will make any offer to sell securities only pursuant to a definitive subscription agreement, and the Company reserves the right to withdraw or amend for any reason any offering and to reject any subscription agreement in whole or in part for any reason This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of TGAA and the Company and is intended for the recipient hereof only. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally in connection with this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the potential financing, that you will not distribute, disclose or use such information in any way detrimental to VenHub or TGAA, and that you will return to VenHub and TGAA, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation and the accuracy, completeness or reliability of the information contained in this Presentation. To the fullest extent permitted by law, in no circumstances will TGAA, VenHub, the Company, any bank serving as a placement agent in the Proposed Capital Investment (“Placement Agents”) or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers, employees, advisers, or agents be responsible or liable for any direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Although all information and opinions expressed in this Presentation, including industry and market data obtained from third-party industry publications and sources as well as from research reports prepared for other purposes, were obtained from sources believed to be reliable and are included in good faith, none of the Company, TGAA, VenHub or any Placement Agent has independently verified the information obtained from these sources and cannot assure you of the information’s accuracy or completeness. This information is subject to change. Some data are also based on the good faith estimates of VenHub and TGAA, which are derived from their respective views of internal sources as well as the independent sources described above. VenHub’s forward-looking statements related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of its product candidate, and the size and growth potential of the markets for the Company’s product candidate are based upon but not limited to third-party research and the Company’s experience in the industry. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of VenHub or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of VenHub and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing contained herein shall be deemed a recommendation to any party to enter into any transaction or take any course of action. You are also reminded that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from the company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. Participants in the Solicitation In connection with the Proposed Business Combination, the parties intend to prepare and file with the SEC a registration statement containing a preliminary proxy statement of TGAA and a preliminary prospectus with respect to the securities to be offered in the Proposed Business Combination. After the registration statement is declared effective, TGAA will mail a definitive proxy statement/prospectus relating to the Proposed Business Combination to its stockholders as of a record date to be established for voting on the Proposed Business Combination. Shareholders and other interested persons are urged to read these documents and any amendments thereto, as well as any other relevant documents filed with the SEC when they become available because they will contain important information about TGAA, VenHub, and the Proposed Business Combination. Shareholders will also be able to obtain free copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov, or by directing a request to TGAA at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands and to VenHub at 518 S Fair Oaks Ave, Pasadena, CA, the Company and their directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from TGAA’s shareholders in respect of the Proposed Business Combination and the other matters set forth in the registration statement. Information regarding TGAA’s directors and executive officers is available in TGAA’s Annual Report on Form 10-K for the fiscal year ended th December 31, 2023, and Definitive Proxy Statement, dated June 17 , 2024, which was filed with the SEC and is available free of charge at the SEC’s website located at www.sec.gov, or by directing a request to TGAA at PO Box 10176, Governor’s Square, 23 Lime Tree Bay Avenue, Grand Cayman, KY1-1002, Cayman Islands. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Proposed Business Combination when it becomes available. 2

Disclaimer Forward Looking Statements Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success of our marketing efforts, the conversion of pre-orders, manufacturing and assembly of our products, delivery of our products, ongoing maintenance and software support and customer satisfaction; financing and other business milestones; potential benefits of the Proposed Transactions; and expectations relating to the Proposed Transactions, including the proceeds of the Business Combination and the Company’s expected cash runway. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company and VenHub’s and TGAA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by an investor as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company, VenHub and TGAA. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the Proposed Transactions or consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to SPACs) that could adversely affect the combined company or the expected benefits of the Proposed Transactions, or the risk that the approval of the stockholders of TGAA or VenHub is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; matters discovered by TGAA or VenHub as they complete their respective due diligence investigations of each other; risks relating to the uncertainty of the projected financial information with respect to VenHub and the combined company; global economic and political conditions; the effects of competition on VenHub’s future business; the amount of redemption requests made by TGAA’s public shareholders; and those factors discussed in documents TGAA has filed or will file with the SEC, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this Presentation. Additional risks related to VenHub’s business include, but are not limited to: uncertainty regarding outcomes of the company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property-related claims; the Company’s ability to attract and retain qualified personnel; ability to continue to source the raw materials for its product candidate, together with the risks described in the document entitled “Risk Factors” that has been made available to interested parties concurrent with this Presentation. If any of these risks materialize or TGAA’s or VenHub’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither TGAA nor VenHub presently know or that TGAA and VenHub currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect TGAA’s and VenHub’s expectations, plans, or forecasts of future events and views as of the date of this Presentation and are qualiﬁed in their entirety by reference to the cautionary statements herein. TGAA and VenHub anticipate that subsequent events and developments will cause TGAA’s and VenHub’s assessments to change. These forward-looking statements should not be relied upon as representing TGAA’s and VenHub’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither TGAA, VenHub nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law. Market Data Certain information contained in this Presentation relates to or is based on third-party studies, publications, surveys and TGAA and VenHub’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while TGAA and VenHub believe their internal research is reliable, such research has not been verified by any independent source and TGAA and VenHub cannot guarantee and make no representation or warranty, express or implied, as to its accuracy and completeness. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with TGAA and VenHub. Trademarks This Presentation contains trademarks, service marks, trade names, and copyrights of various companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this Presentation is not intended to, and does not imply, a relationship with TGAA or VenHub, or an endorsement or sponsorship by or of TGAA or VenHub. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that TGAA or VenHub will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Pre Orders Pre-orders for VenHub Smart Stores are expressions of interest intended to gauge market demand and do not create binding contracts. These pre-orders do not obligate prospective purchasers to complete the transaction nor require the Company to fulfill them. Consequently, there is no legal commitment for either party, and the Company reserves the right to modify, delay, or cancel pre-orders at its discretion. Fulfillment of pre-orders is contingent upon factors such as manufacturing capabilities, supply chain logistics, regulatory approvals, and market conditions. 3

Today’s Presenters Mike Minnick Shahan Ohanessian Nader Kabbani Matt Hidalgo Chief Executive Officer of TGAA Chief Executive Officer Senior Advisor Chief Financial Officer 4

Target Global Acquisition I Corp. Overview Overview Exchange/Ticker NASDAQ: TGAA Focus Technology 1 TGAA Cash in Trust $20.4M Warrant Coverage 33.3% IPO Pricing Date December 9, 2021 2 SPAC Terms Expiration: December 9, 2024 1. Based on the 8-K filed on July 11, 2024 2. Currently expires on December 9, 2024 with the ability to extend on a monthly basis for up to six times until June 9, 2025 5

Key Investment Highlights Disruptive AI & Robotics Technology Industry altering product poised to revolutionize consumer behavior 1 Sizeable Total Addressable Market Over $2 trillion end-market across convenience stores, traditional retail, and gas stations, which is global in nature 2 Large Pre-order Book with Deliveries Beginning this Year Over $300M+ (and growing) in potential revenue from customer pre-orders with production beginning in Q4 2024 and targeted delivery of the first Smart Stores in Q1 2025 Attractive Financial Profile Unit level economics driven by immediate positive gross profit and EBITDA margins Leadership Expertise Accomplished management team with strong automation, logistics, supply chain, robotics, and retail experience 1. Grand View Research, “GVR Report cover Convenience Stores Market Size, Share & Trends Analysis Report By Type (Cigarettes & Tobacco, Foodservice, Packaged Beverages, Center Store, Low Alcoholic Beverages), By Region, And Segment Forecasts, 2022 – 2028”, May 2022 2. Company data as of Q3 2024 6

Our Retail Automation Investment Thesis Tightening Labor Markets and Rising Wages Are Driving the Need for Automation 1 2 Labor Market Forecasts Wage Growth Measure, % YoY Change Unemployment Rate Labor Participation Rate 7.0% 10% 65% 6% 61% 5.0% 4.6% 0% 55% 2.0% 2017 2018 2019 2020 2021 2022 2023 Rising Crime Rates Have Impacted the Retail Footprint, Brings to Light Heightened Security Needs 3 4 US National Crime % Change indexed to 2012 Average retail lease size in square feet 8% 5,000 6% 6% 5% 4% 3% 3% 4,000 (1%) (4%) (5%) 3,200 2,500 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1. Bureau of Labor Statistics 2. Morningstar 3. Federal Bureau of Investigation 4. CoStar 7

Transaction Overview Business Combination Structure • TGAA intends to complete a business combination (the “Business Combination”) with VenHub Global Inc. (“VenHub”), fully autonomous and robotic-operated convenience stores utilizing advanced technologies such as AI and smart inventory management • The Business Combination is targeted to close in Q2 2025, subject to the satisfaction of customary closing conditions Valuation • The Business Combination implies a pro forma combined enterprise value of approximately $715M • Existing VenHub shareholders will roll 100% of their equity as part of the Business Combination Capital Structure • The Business Combination is expected to be funded by a combination of TGAA cash held in a trust account, proceeds from potential transaction financings, and issuance of TGAA securities to VenHub shareholders • The Business Combination is expected to result in up to $14M net cash on the balance sheet to fuel growth 8

COMPANY OVERVIEW 9

VenHub Smart Store – An Innovative Retail Solution Introduction Video 10

Proposed Leadership Team of the Combined Company Management Team Shahan Matt Nader Dr. Ryan Ohanessian Hidalgo Kabbani Hannigan Chief Executive Officer Chief Financial Officer Senior Advisor Principal Software Engineer 1 Anticipated Board of Directors Shahan Jeffrey Shoushana Ohanessian Rubin Ohanessian Director Director Director Nader Mike 2 Kabbani Minnick Director Director 1. All directors to be appointed upon the closing of the transaction; final board composition will consist of seven directors 2. Mike Minnick or a TGAA elected Director 11

VenHub's Storefront: Key Smart Store Features


24/7 security monitoring
Branding panel
Energy efficient lighting and cooling systems operate 24/7
VenHub
600-900 SKUs per Store
Self service delivery doors
12 hours Battery Backup[1]
Bulletproof glass

Key Highlights[2]

Proprietary
Self-contained unit designed for both indoor and outdoor use

Modular Design
Which can flex in size into 2x-3x or greater store areas starting from ~200 square feet per store

Efficient
Self-service delivery doors that can serve up to 80 customers every hour

Flexible
Store frame can be folded down to ship efficiently to location and can be installed in less than 7 days

1. Battery backup can run for 24 hours with extended battery and can be extended to 7 days
2. Based on current design estimates

VenHub
12

VenHub’s Innovative Offerings Traditional C-Store Offering Expected VenHub Offering High Barrier to Entry Reliable Delivery Limited Store Hours 24/7 Operation Inefficient Inventory Management Inventory Optimization Observed Insights Data-Driven Insights No Cashier Costs High Cashier Labor Costs Enhanced Security Safety & Security Concerns 13

VenHub by the Numbers

About Us

24/7 Creating a 24/7Autonomous Smart Store	**2023** R&D Commenced	**20** Team Members	**Pasadena, California** Headquarters

Key Operating Metrics

1,000+ Customer Pre-Orders	**>$300M[1]** In Potential Revenue from Customer Pre-Orders	**48** States with Pre-Orders	**18** Filed or In Progress Patent Applications (with Plans to File Additional Patent Applications)

Key Financial Metrics

~$250k[1] Expected Average Sales Price per Store	**~$46k[1]** Expected Average SaaS & Maintenance Revenue per Store	**Margins[2]** 53% gross profit margin & ~32% Adjusted EBITDA margin	**CAPEX & OPEX** De minimis requirements

Note: All metrics as of Q3 2024
1. Based on Company estimates
2. T+1 margins; Adjusted EBITDA (Earnings Before Interest, Taxes, Deprecation, and Amortization, Capex, Derivative Cost, and Transaction Costs)

VenHub 14

VenHub’s Unique Robotic Arms Technology Robotic Arms Manufactured by a Leader in the Global Robotics Industry Key Highlights ✓ Proprietary firmware for controlling motors 1 within 1 -2mm of accuracy ✓ Delivery optimization based on synchronous, caching and hierarchy software design for picking, sorting, and packaging by weight ✓ Robotic arms can function independently and in tandem ✓ Robotic arms that can serve up to 80 1 customers per hour ✓ The robotic arms, which are manufactured by a leader in the global robotics industry, have undergone 1,500 hours of testing and have a 1 two-year warranty ✓ Using computer vision technology, robotic arms can identify bottle shaped SKUs with 1 99.0% accuracy 1. Company data 15

VenHub’s Cutting Edge Vision System Key Vision System Features Key Highlights – Product Picking ✓ State-of-the art image segmentation and point-cloud generation to determine product positions with 1-2mm Robotic Vision Robotic Vision accuracy Camera View Camera View for Robot One for Robot Two ✓ In-hub server able to process each Red Green Blue – (Barb) (Peter) Depth (RGBD) frame in less than 0.05 seconds, allowing for real-time motion correction ✓ Able to adapt to offsets in product positions due to seismic or human activity Segmented Grid Location for Optimal Placement ✓ Provides frequent updates of inventory count within a row to automate inventory management Key Highlights – Product Placing ✓ Uses vision + proprietary product placement algorithm to maximize number of products per order ✓ Placing position data also used to clear items from delivery system for cancelled and refunded orders ✓ Used in tandem with robot gripper data to validate orders and ensure customer received all ordered items 16

VenHub’s Unique Intellectual Property Portfolio Key Statistic 18 Robotics Automation Patents applications with plans to file additional patent applications • Pneumatic end effector system• Autonomous product management: handling, storage and delivery • Integrated retail shelves system: display, installation and • Mobile store system: real-time position replacement display, cabinet rearrangement • Security system with automated • Self-operational system: self-repair and robotic guards self-clean Diversified IP Portfolio Artificial Intelligence Store Operations • Motion sensor technology and • Assets & techniques: housing unit, biometric verification mounting, refrigeration, power distribution and backup • Smart inventory management • Tech-enabled daily operations: vendor • VR shopping and repair management, sanitation, LED lighting Process and EMI shielding • Security protection: tracking, tagging • Precise item placement and detection • Intelligent bagging • Customer-tailored delivery methods 17

Pre-order Geographical Footprint VenHub has secured 1,000+ orders in mainland U.S. and plans to supply this demand through its nationwide distribution and fulfillment network, with plans to expand globally Europe Latin America Asia Urban Locations VenHub is planning to Suburban Locations generate pre-orders outside 1 of the U.S Note: All metrics as of Q3 2024; locations on U.S. map are not representative of full number of orders 1. As of Q3 2024, all pre-orders have been generated in the U.S 18

Benefits of Variable Store Formats VenHub will offer a variety of avenues for monetization, ensuring a robust and sustainable business model Fixed Smart Mobile Smart Modernized Retro Stores Stores– Fit Stores • Self-contained unit designed • A mobile VenHub Smart Store • A VenHub retrofit can for both indoor and outdoor on wheels offers flexible, easy transform existing retail use relocatable retail solutions spaces with smart, AI – powered solutions • The store is adaptable to • Provides seamless shopping various locations and experiences in diverse • Provides enhanced efficiency, verticals, and operational 24/7 locations (concerts, various inventory management, and sporting events, and seasonal customer experience events) 19

VenHub’s Data Driven Store Owner Platform 1 Smart Components App Interface STORE OWNER Expect all smart components (robots, rails, delivery units, etc.) will be monitored, and emergency + maintenance + repair notifications will be sent via the app Data Capture MEASURE ANALYZE OPERATE Inventory Inventory Sales by SKU Management Optimization Purchase Sale Patterns Location Analysis Orders Store Visitor Power usage Security Patterns (efficiency) Monitoring ✓ Forecasting✓ Supplier Management Profits by SKU Robot status (maintenance + ✓ Automated Ordering✓ Real-time Updates repair notifications) ✓ Sales Analysis✓ Inventory Alerts ✓ Seasonal Planning✓ Cost Optimization AI Driven Learning 1. Based on current design estimates 20

VenHub’s User Friendly Customer Application 1 Customer Application Key Features User application expected to allow customers to: User ✓ Download VenHub app and sign in with email, Google, Apple, or Version Microsoft ✓ Place orders via any connected device and their purchases will be ready within minutes at the VenHub Smart Store ✓ Place QR code validation at Smart Store for pickup ✓ Validate age-restricted products with strict authentication measures on-site (FaceID, fingerprint) for pre-authorized users (i.e. those verified to be of age prior to placing order) ✓ Place orders for pick-up with scheduled pick-up times ✓ Pay using a mobile device, desktop, or voice assistants like Siri and Alexa ✓ Support for large number of payment types, including Credit Card, Apple Pay, Paypal, Stripe, and Square (will largely be up to store owner) 1. Based on current design estimates 21

Security is A Priority for VenHub 1 Key Security Features Physical ✓ Comprehensive Surveillance: Advanced security cameras and motion detection systems to be installed inside and outside the unit ✓ Enhanced Security Features: To be equipped with vibration sensors, bulletproof glass, body sensors, and access sensors to detect unauthorized entry ✓ Fortified and Controlled Access: Steel door secured with padlock and electric locks, robust access control systems, and 24/7 monitoring with real-time alerts via the Owner's Operating App Digital ✓ Encrypted Communications: Ensures secure data transmission ✓ Closed Loop System: Maintains a secure and isolated network environment ✓ IP-Based Firewall: Protects against cyber threats with advanced firewall technology 1. Based on current design estimates 22

MARKET OPPORTUNITY & GROWTH STRATEGY 23

Large Addressable Market with Global Reach

Key Market Statistics

$112.1B

Retail shrinkage, which includes theft, accounted for $112.1B in losses in 2022, up from $93.9B in 2021[1]

$44.3B

The global market size for retail automation is expected to be valued at $27.6B in 2024 and is further projected to reach $44.3B by 2029, with a CAGR of 10% during the forecast period[2]

$1.6B

The global unmanned convenience store market was valued at $67M in 2019 and is expected to reach $1.6B by 2027 with a CAGR growth rate of 52%[3]

95%

By 2025, AI is projected to power a staggering 95% of customer interactions[4]

70%

Retailers plan to fully or partially automate up to 70% of routine store tasks by 2025[5]

Low Penetration in the U.S. and Globally Underscores a Large Opportunity for VenHub

Number of Convenience Stores



~152,000[6]
~1,000,000[7]

Global Convenience Store Market ($T)[8]



$2.1
6% CAGR
$3.1
2021A
2028E

1. National Retail Security Survey 2023
2. MarketsandMarkets
3. Research and Markets
4. Servion
5. Verizon News Center, as of March 21, 2023
6. NACS, as of December 31, 2023
7. Convenience Store News, as of January 17, 2023
8. Grand View Research: "Convenience Stores Market Size, Share & Trends Analysis Report By Type (Cigarettes & Tobacco, Foodservice, Packaged Beverages, Center Store, Low Alcoholic Beverages), By Region, And Segment Forecasts, 2022 – 2028"

VenHub
24

VenHub Offers a Compelling Value Proposition Legacy Convenience Stores 1 Cost to Build Per Unit $250k $750K - $1.5M 2 Annual Employee Costs $0 ~8% of revenue Build Cost per SKU $312 - 1 Installation Time 7 Days 12 – 16 Months 1 Inventory 300 – 1,600 SKUs 300 – 1,000 SKUs 1 Footprint (sq. ft.) ~200 (can flex into larger sizes) 3,450 – 5,400 Theft-proof Flexible / Easy to Relocate Fully Autonomous 24/7 Note: All metrics as of Q3 2024 1. https://www.sciencedirect.com/science/article/abs/pii/S0969698922001072 2. https://www.projectionhub.com 25

Potential Levers for Future Growth Larger Stores • Increased SKU capacity Store Format Expansion • Retrofits • Mobile • 24/7 express store Technology • EV charging station • Autonomous partners Mobile Robot (AMR) Strategic Partnerships • Solar • Package storage lockers Product Type Expansion • Pet food • Cosmetics • Pharmacy • Groceries • Electronics Increased Penetration of partners Geographic expansion The execution timeline for the various initiatives will vary, with some anticipated in nine months and others in approximately 24 months 26

FINANCIAL & BUSINESS COMBINATION OVERVIEW 27

Diversified Business Model with Potential for Deep Recurring Revenue

Hardware

- Sales of autonomous retail stores
- Includes installation and setup services
- 7-day installation period

$250k
Price per Unit[1]

Software-as-a-Service

- Subscription based monthly fee

$2,500
SaaS Revenue Per Month[1]

Maintenance

- Monthly fee for maintenance of the stores, technology, and software

$1,300
Maintenance Fees Per Month[1]

Additional Revenue Streams

- Advertising & brand partnerships
- Data monetization and analytics
- Fulfillment services
- Licensing
- Revenue share

~$46k
Annual Recurring Revenue (ARR) Per Store[1]


VenHub

Note: All metrics as of Q3 2024 and will be subject to potential periodic adjustments. Assume U.S. prices only
1. Management Estimate

VenHub
28

VenHub Delivers Value to All Stakeholders



VenHub

Breakeven threshold reasonably achievable and leads to attractive store owner economics

Smart Store Breakeven Analysis

Interest Expense[1]	$23.8k
Principal Amortization[1]	+$35.7k
Power & Utilities[1]	+$4.8k
Annual Funding Cost	**$64.3k**
Annual SaaS & Maintenance Expense	**~$46k**
Average SKUs per Smart Store	800
Average Sales Price per SKU	$2.35

38%+

Average Margin per SKU

Head-to-Head Comparison

VenHub	vs	Strategic Owned Self Check Out Store
$290K		**$1.5M**
Revenue per Year to Breakeven		Average Annual Revenue per Year[2]

1 FTE

Annual Funding Cost Equates to One Employee's Wages + Benefits[3]

Note: All metrics as of Q3, 2024
1. Based on Venhub's understanding of obtainable financing metrics
2. Threecolts.com
3. Based on the minimum wage standard of California

VenHub 29

VenHub's Future Facilities Overview

VenHub is in the process of developing its first aggregation facilities in the west coast and the east coast

Mega Centers

- Will serve as the primary hub for production and large-scale logistical operations for VenHub Smart Stores
- VenHub intends to secure one west coast and one east coast facility
- State-of-the-art facilities will be equipped with advanced assembly and production capabilities and efficient logistics
- Once at capacity, VenHub anticipates that each facility will be capable of generating up to 2,500 Smart Stores per year
- Expected to include showrooms and spaces for potential client meetings to showcase Smart Stores

Micro Centers

- Main purpose is to support the operational efficiency and maintenance of Smart Stores
- Local facilities will strategically be located to provide focused service and support to surrounding Smart Stores
- Expected to be equipped with tools and resources for maintenance, repair, and support services
- Expected to allow quick response for replacements and urgent maintenance needs tailored to local requirements
- Expected to offer comprehensive training programs for local vendors and owners

Geographical Footprint



Mega Center Locations
Micro Center Locations[1]

Capex Light Business Model

~$698k
Mega Center Capex & Initial Working Capital Requirements[2]

~$107k
Micro Center Capex & Initial Working Capital Requirements[2]

0
Business Model Does Not Require the Development of a Manufacturing Facility

1. VenHub plans on launching micro centers in cities across the country depending on market conditions at the time of deployment
2. Includes one full year of lease, utilities, and staff expenses

VenHub
30

Illustrative TGAA Transaction Framework

Transaction Highlights

Deal Structure

- VenHub shareholders rolling 100% of their equity and will own a pro forma equity ownership of 89.0% before impact of warrants or earnout
- If $25M is not raised, SPAC Sponsor will reduce share position by 1 share per $10 dollar shortfall

Valuation

- Transaction implies $715M pro forma enterprise value and $730M pro formamarket cap
  - Implied pre-money VenHub equity value of $650M

Financing

- Seeking $25M of additional financing to fund either at or before De-SPAC close

Implied Sources & Uses

Sources	($M)	Uses	($M)
VenHub Rollover Equity	$650.0	Equity to VenHub	$650.0
Growth Capital Investment	$14.0	Cash to Balance Sheet	$14.0
PIPE / Cash in Trust	$12.5	Transaction Expenses	$12.5
Total	**$676.5**	**Total**	**$676.5**

Pro Forma Valuation

PF Shares Outstanding (M)	**73.0**
Share Price ($)	$10.0
PF Equity Value ($M)	**$730.0**
(+) PF Debt/Converts ($M)	$0.0
(-) PF Cash ($M)	($14.6)
PF Enterprise Value ($M)	**$715.4**

Pro Forma Ownership

	Shares (M)	% Own.
(1) VenHub Rollover Equity	65.0	89.0%
(2) SPAC Sponsor	5.3	7.3%
(3) Growth Capital Investors	1.4	1.9%
(4) PIPE Investors / Trust Investors	1.3	1.7%



Pro Forma Ownership
1
2
3
4

Assumptions:

- *No non-convertible debt and $596,218 of cash on balance sheet prior to transaction*
- *Additional financing of $12.5M assumes combination of SPAC Cash in Trust and PIPE. Excludes interest earned in the trust*
- *Growth Capital Investment assumed to fund in a convertible note with a $10.00 conversion price*
- *All charts and tables exclude impact of management earnout and employee equity incentive plan*
- *All charts and tables exclude warrants 7,063,909 held by SPAC Sponsor and 7,127,183 warrants held by public shareholders. All warrants have a strike price of $11.50 per common share*
- *Not excluding VenHub's ability to raise growth capital through crowdfunding*

VenHub
31

VenHub is Focused on Profitability and Cash Flow Generation

Attractive valuation with positive cash flow margins relative to negative operating metrics for most of the peer group

Core Comparison

	At De-SPAC (T+1)[1] VenHub	T+1 Q4 Annualized[1] VenHub	At De-SPAC Symbotic	At Year End 2023 Symbotic
Pre-Money	$650M	$650M	$4.8B	$28.6B
Avg Stores Produced/wk[2]	11	20	NA	NA
Revenue[3]	$116M	$214M	$240 - $250M	$1.2B
Gross Profit[3]	$62M	$114M	$6 - $10M	$188M
Gross Profit Margin[3]	53%	53%	3% - 4%	16%
Adjusted EBITDA[3]	$37M	$72M	Negative	Negative
Adjusted EBITDA Margin[3]	32%	34%	Negative	Negative

Key Private Market Peers

	gopuff	1X	FIGURE	APPTRONIK	AGILITY ROBOTICS
Sector	Internet Retail	Robotics AI	Robotics AI	Robotics AI	Robotics AI
Date	8/22	1/24	2/24	2/23	4/22
Latest Capital Raise	$300M	$100M	$675M	$33M	$170M
Post Money Valuation	~$16.3B	$475M	$2.6B	NA	NA
Round Type	Series H	Series B	Series B	Seed	Series B
Total Capital Raised	$5.2B	$125M	$845M	$33M	$178M
Revenue or ARR	$1.2B	$5M	Pre-Rev	NA	NA
Revenue or ARR Multiple	13.6x	95.0x	NA	NA	NA
EBITDA	Negative	Negative	Negative	NA	NA

Source: Company filings and FactSet
Note: Market data as of 9/30/2024
1. Ad Rev and Rev Share are not included in these metrics
2. Vendor capacity is currently at 100 units per week
3. VenHub metrics based on management estimates; Adjusted EBITDA (Earnings Before Interest, Taxes, Deprecation, and Amortization, Capex, Derivative Cost, and Transaction Costs)

VenHub 32

Risk Factors • The pre-orders for VenHub Smart Stores, while indicative of market interest, are not legally binding and do not guarantee future sales. There is significant uncertainty regarding the fulfillment of these pre-orders due to various factors including manufacturing capabilities, supply chain logistics, regulatory approvals, and market conditions. Projections based on pre-orders are speculative, and actual financial results may differ materially. Investors should consider the inherent risks and uncertainties associated with relying on pre-order data, as it is not a reliable predictor of future performance and should be evaluated in conjunction with other financial information and market analyses. • Because VenHub is an early-stage company with minimal revenue and a history of losses and it expects to continue to incur substantial losses for the foreseeable future, it cannot assure you that it can or will be able to operate profitably. • VenHub has a limited operating history, which may make it difficult to evaluate its business and prospects. • If VenHub fails to effectively manage its growth, it may not be able to design, develop, manufacture, market and launch new generations of its robotic systems, firmware, and software products successfully. • VenHub’s revenues and profits are subject to fluctuations. • VenHub is dependent on general economic conditions. • The inability of VenHub’s supply chain to deliver certain key electrical components, such as computer components and accessories, could materially adversely affect its business, financial condition and results of operations. • VenHub’s failure to attract and retain highly qualified personnel in the future could harm its business. • VenHub’s units rely on sophisticated software technology that incorporates third-party components and networks to operate, and the inability to maintain licenses for software technology, errors in the software VenHub licenses, or the terms of open-source licenses could result in increased costs or reduced service levels, which would adversely affect its business. • The benefits to customers of VenHub’s products could be supplanted by other technologies or solutions or competitors' products that utilize similar technology to VenHub’s in a more effective way. • Failure to ultimately engage end users could affect VenHub’s potential to continue to grow the business. • Defects, glitches, or malfunctions in VenHub’s products or the software that operates them, failure of VenHub’s products to perform as expected, connectivity issues or operator errors may result in product recalls, lower than expected return on investment for customers and could cause significant safety concerns, each of which could adversely affect VenHub’s results of operations, financial condition, and its reputation. • Even if VenHub’s products perform properly and are used as intended, if operators sustain any injuries while using its products, VenHub could be exposed to liability and its results of operations, financial condition and reputation may be adversely affected. • If VenHub cannot protect, maintain and, if necessary, enforce its intellectual property rights, its ability to develop and commercialize products may be adversely impacted. • VenHub may be subject to claims of infringement of third-party intellectual property rights. • The trademark application for VenHub is currently facing a third-party opposition before the United States Patent and Trademark Office (USPTO), which could adversely affect VenHub’s business, brand, and competitive position. • Security breaches and other disruptions could compromise VenHub’s proprietary information and expose it to liability, which would cause its business and reputation to suffer. • VenHub may be subject to theft, loss, or misuse of personal data by or about its employees, customers or other third parties, which could increase its expenses, damage its reputation or result in legal or regulatory proceedings. 33

Risk Factors • Misclassification or reclassification of VenHub’s independent contractors could increase VenHub’s costs and adversely impact its business. • VenHub’s business plans require a significant amount of capital. VenHub’s future capital needs may require it to sell additional equity or debt securities that may dilute its stockholders or contain terms unfavorable to VenHub or its investors. • VenHub will be required to raise additional capital in order to develop its technology and scale its commercial delivery operations. However, VenHub may be unable to raise additional capital needed to fund and grow its business. • Adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by domestic and international financial institutions or transactional counterparties, could adversely affect VenHub’s business, financial condition and results of operations. • VenHub’s business depends on discretionary spending patterns in the areas where its customers deploy the autonomous convenience stores, as well as in the broader economy. Economic downturns or other events (like coronavirus variants or similar widespread health/pandemic outbreaks) impacting the United States and global economy could materially adversely affect its results of operations. • VenHub’s autonomous convenience stores are disruptive to the traditional convenience store and vending industries, and important assumptions about the market demand, pricing, adoption rates and sales cycle for its current and future stores may be inaccurate. • VenHub’s systems, products, technologies and services and related equipment may have shorter useful lives than it anticipates. • Any acquisitions, partnerships or joint ventures that VenHub enters into could disrupt its operations and have a material adverse effect on its business, financial condition and results of operations. • As part of growing its business, VenHub may make acquisitions. If VenHub fails to successfully select, execute or integrate its acquisitions, then its business, results of operations and financial condition could be materially adversely affected, and its stock price could decline. • The deployment of artificial intelligence and robotics as a replacement to conventional brick and mortar stores may create social and ethical concerns that could indirectly affect use of VenHub’s units. • VenHub’s management team will have broad discretion in making strategic decisions to execute its growth plans, and there can be no assurance that management’s decisions will result in successful achievement of VenHub’s business objectives or will not have unintended consequences that negatively impact its growth prospects. • VenHub and any manufacturing partners and suppliers may rely on complex machinery for production, which involves a significant degree of risk and uncertainty in terms of operational performance and costs. • VenHub may be unable to adequately control the costs associated with its operations. • VenHub’s ability to manufacture products of sufficient quality on schedule in the future is uncertain, and delays in the design, production and launch of its products could harm its business, prospects, financial condition and operating results. • Laws, regulations and other legislative efforts related to climate change, environmental concerns and health and safety could result in increased operating costs, reduced demand for VenHub’s products and services or the loss of future business. • VenHub may become subject to new or changing governmental regulations relating to the design, manufacturing, marketing, distribution, servicing or use of its products, including as a result of climate change, and a failure to comply with such regulations could lead to withdrawal or recall of its products from the market, delay its projected revenues, increase cost or make its business unviable if VenHub is unable to modify its products to comply. • Climate change laws and environmental regulations could result in increased operating costs and reduced demand for VenHub’s services. 34

Risk Factors • VenHub is subject to cybersecurity risks to its operational systems, security systems, infrastructure, integrated software in its products and data processed by it or third-party vendors. • VenHub is subject to evolving laws, regulations, standards, policies and contractual obligations related to data privacy and security laws and regulations, and its actual or perceived failure to comply with such obligations could harm its reputation, subject it to significant fines and liability or otherwise adversely affect its business, prospects, financial condition and operating results. • Being a public company can be administratively burdensome and will significantly increase VenHub’s legal and financial compliance costs. • VenHub’s management as a group has limited experience in operating a publicly traded company. • VenHub’s management has broad discretion over the use of proceeds from this offering, and the failure of management to allocate these funds effectively could seriously harm the business. • Any future market price for VenHub’s shares may be volatile. • Following any offering or business combination, VenHub’s principal stockholders will continue to own a significant percentage of its stock and be able to exert significant control or significant influence over matters subject to stockholder approval. • VenHub is currently only required to make reports to the Securities and Exchange Commission under Regulation Crowdfunding. • VenHub may face risks related to securities litigation that could result in significant legal expenses and settlement or damage awards. • VenHub does not intend to pay dividends for the foreseeable future and, as a result, your ability to achieve a return on your investment will depend on appreciation in the price of its common stock. • VenHub is and may continue to be significantly impacted by the worldwide economic downturn due to pandemics, outbreaks of other contagious diseases and other catastrophic events. • TGAA may not be able to consummate an initial business combination within the deadline prescribed in its Articles, in which case TGAA would cease all operations except for the purpose of winding up and would redeem its public shares and liquidate. • If TGAA seeks shareholder approval of an initial business combination, its Sponsor and members of its management team have agreed to vote in favor of such initial business combination, regardless of how TGAA public shareholders vote. • If a shareholder fails to receive notice of TGAA’s offer to redeem its public shares in connection with an initial business combination or fails to comply with the procedures for tendering its shares, such shares may not be redeemed. • If TGAA seeks shareholder approval of an initial business combination, its Sponsor, directors, executive officers, advisors and their affiliates may elect to purchase public shares or warrants, which may influence a vote on a proposed business combination and reduce the public “float” of its Class A ordinary shares or public warrants. • Shareholders do not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. Therefore, to liquidate their investment, shareholders may be forced to sell their public shares or warrants, potentially at a loss. • TGAA expects its securities to be suspended from listing on or about December 9, 2024, under newly adopted Nasdaq rules for Special Purpose Acquisition Companies. • If TGAA seeks shareholder approval of an initial business combination and does not conduct redemptions pursuant to the tender offer rules, and if a shareholder or a “group” of shareholders are deemed to hold in excess of 15% of TGAA Class A ordinary shares, shareholders may lose the ability to redeem all such shares in excess of 15% of TGAA Class A ordinary shares. • If, before distributing the proceeds in the Trust Account to TGAA public shareholders, TGAA files a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against TGAA that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of TGAA shareholders and the per-share amount that would otherwise be received by TGAA shareholders in connection with its liquidation may be reduced. 35

Risk Factors • TGAA shareholders may be held liable for claims by third parties against TGAA to the extent of distributions received by them upon redemption of their shares. • If TGAA is deemed to be an investment company under the Investment Company Act, TGAA may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for TGAA to complete an initial business combination. • TGAA believes that it was a passive foreign investment company, or “PFIC,” for its 2021, 2022 and 2023 taxable years, and TGAA may also be a PFIC for its current taxable year, which could result in adverse U.S. federal income tax consequences to U.S. investors. • TGAA’s executive officers, directors, security holders and their respective affiliates may have competitive pecuniary interests that conflict with TGAA’s interests. • Each of the IPO Underwriters were to be compensated in connection with an initial business combination but have instead waived such compensation. • Cyber incidents or attacks directed at TGAA could result in information theft, data corruption, operational disruption and/or financial loss. • The domestication may result in adverse tax consequences for holders of TGAA public shares and public warrants, including holders exercising redemption rights. • The tax consequences of the domestication are complex and will depend on a holder’s particular circumstances. All holders are urged to consult their tax advisors on the tax consequences to them of the domestication under their particular circumstances, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws. 36